BLACKROCK FUNDSSM

BlackRock Technology Opportunities Fund

(the “Fund”)

Supplement dated June 8, 2020 to the Statement of Additional Information (“SAI”) of the Fund,

dated January 28, 2020, as supplemented to date

Effective June 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The title of the section and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Tony Kim and Reid Menge are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended September 30, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony Kim	2 $2.20 Billion	2 $1.93 Billion	0 $0	0 $0	0 $0	0 $0
Reid Menge*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

* Information provided is as of April 30, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Kim as of September 30, 2019 and the compensation of Mr. Menge as of April 30, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are: BST Opt Overwriting Strategy Composite Index; and MSCI All Country World Information Technology-Net Return in USD.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of September 30, 2019.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Tony Kim	Over $1 Million
Reid Menge*	$1-$10,000

*	Information provided is as of April 30, 2020.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Kim and Menge may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kim and Menge may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-TECH-0620SUP

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